SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934


     Filed by the registrant   [X]

     Filed by a party other than the registrant  [ ]

     Check the appropriate box:


     [ ]    Preliminary proxy statement

     [X]    Definitive proxy statement


     [ ]    Definitive additional materials

     [ ]    Soliciting material pursuant to Rule 14a-11(c) or
            Rule 14a-12


                            Xscribe Corporation
              ------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

                            Xscribe Corporation
              ------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

     Payment of filing fee (check the appropriate box):


     [X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i) or 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A

     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

     [ ]    Fee computed on table below per Exchange Act
            Rules 14a-6(i)(4) and 0-11

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                            XSCRIBE CORPORATION
                            -------------------
                           6285 Nancy Ridge Drive
                        San Diego, California  92121

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                 -----------------------------------------

                              October 21, 1996


     To:  Xscribe Shareholders

            A Special Meeting of Shareholders of XSCRIBE CORPORATION (the "Company") will be held on Monday, October 21, 1996, at 1:00 p.m., local time, at the Company's headquarters, 6285 Nancy Ridge Drive, San Diego, California, for the following purposes:

     1. To approve an amendment to and restatement of the Company's Amended and Restated Articles of Incorporation in order to change the name of the Company from Xscribe Corporation to Photomatrix, Inc.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

            Only shareholders of record at the close of business on September 6, 1996, are entitled to receive notice of and vote at the meeting and any adjournment thereof.

            All shareholders are cordially invited to attend the meeting in person. Regardless of whether you plan to attend the meeting, please sign, date, and promptly return the enclosed proxy in the accompanying envelope. Shareholders attending the meeting may vote in person even if they have returned a proxy.

                                By Order of the Board of Directors


                                /s/ Bruce C. Myers

                                Bruce C. Myers
                                Secretary

     San Diego, California
     September 16, 1996









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
                            XSCRIBE CORPORATION
                            -------------------
                           6285 Nancy Ridge Drive
                        San Diego, California  92121

                              PROXY STATEMENT
                              ---------------
            The accompanying proxy is solicited by and on behalf of the Board of Directors of XSCRIBE CORPORATION ("Xscribe" or the "Company") to be used at a Special Meeting of Shareholders to be held on Monday, October 21, 1996, at 1:00 p.m., local time (the "Meeting Date"), at the Company's headquarters, 6285 Nancy Ridge Drive, San Diego, California, and any adjournment thereof. This proxy statement and the accompanying proxy are being first mailed to holders of Xscribe's common stock ("Common Stock") on or about September 19, 1996.


            Xscribe will bear the cost of the solicitation of proxies. In addition, the Company may reimburse brokers, banks, custodians, nominees and fiduciaries representing beneficial owners of shares for their reasonable charges and expenses incurred in forwarding proxies and proxy materials to the beneficial owners of such Common Stock. Proxies may be solicited by certain of the Company's directors, officers and regular employees without additional compensation, personally or by telephone, additional mailings or telegram.

            The Company's principal offices are located at 6285 Nancy Ridge Drive, San Diego, California 92121, and the Company's telephone number is (619) 457-5091.

                             VOTING SECURITIES
                             -----------------
            Shareholders of record as of the close of business on September 6, 1996 (the "Record Date"), will be entitled to vote at the Special Meeting. At the Record Date, 5,049,891 shares of Common Stock were outstanding and entitled to vote. Each of the 5,049,891 shares entitled to vote is entitled to one vote on all matters to come before the meeting. A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Special Meeting.

            Abstentions will be counted for purposes of determining whether a quorum is present at the meeting. Abstentions will have the effect of a "no" vote due to the majority requirements described below. Broker non-votes will not be counted for the purpose of determining whether a quorum is present, and broker non-votes will have the effect of "no" votes on the proposal.

            Votes will be counted by the Company's proxy tabulators and inspectors of election.

            Shareholders may revoke any proxy given pursuant to this solicitation by delivering prior to the Special Meeting a written notice of revocation or a duly-executed proxy bearing a later date or by attending the meeting and voting in person. Shares represented by a properly-executed and returned proxy will be voted at the Special Meeting in accordance with any directions noted on the proxy and, if no directions are indicated, the shares represented by the proxy will be voted in favor of the proposal set forth in the notice attached hereto.


                 BENEFICIAL OWNERSHIP OF COMPANY SECURITIES
                 ------------------------------------------
            The following table sets forth information as of September 6, 1996, with respect to all shareholders known by the Company to be the beneficial owner of more than five percent of its outstanding Common Stock. Except as noted below, each shareholder has sole voting and investment powers with respect to the shares shown.

     Name of Beneficial              Number of        Percent of
     Owner or Group                  Shares           Shares of
     ------------------              of Common        Common Stock
                                     Stock<F1>        Outstanding<F1>
                                     ---------        ---------------
     Sam Wyly<F2><F6>                 112,108<F3>           2.22%

     Charles J. Wyly, Jr.<F2><F6>     119,889<F4>           2.37%

     Evan A. Wyly<F2><F6>              84,862               1.68%

     Lorne House Trust<F2><F6>      1,054,002<F5>          20.87%

     [FN]
     <F1> Includes and reflects the ownership of common stock subject to options exercisable within 60 days of September 6, 1996.

     <F2> The address of Sam Wyly, Charles J. Wyly, Jr. and Evan Wyly is 8080 North Central Expressway, Suite 1100, Dallas, Texas 75206. The address of Lorne House Trust Limited is Lorne House, Castletown, Isle of Man, British Isles. Sam Wyly and Charles J. Wyly, Jr., are brothers. Evan Wyly is a member of the Board of Directors, the son of Sam Wyly and the nephew of Charles J. Wyly, Jr. Donald R. Miller, the son-in-law of Charles Wyly, is also a member of the Board of Directors.

     <F3> Includes 35,440 shares owned directly by Sam Wyly and 76,668 shares owned by family trusts of which Sam Wyly is trustee. Does not include 665,478 shares beneficially owned by an irrevocable trust established by Sam Wyly. Sam Wyly disclaims beneficial ownership of the excluded shares.

     <F4> Includes 35,440 shares directly owned by Charles J.
          Wyly, Jr. and 84,449 shares owned by family trusts of which Charles J. Wyly, Jr. is trustee. Does not include 388,524 shares beneficially owned by an irrevocable trust established by Charles J. Wyly, Jr. Charles J. Wyly, Jr. disclaims beneficial ownership of the excluded shares.

     <F5> These shares are beneficially owned by Lorne House Trust as trustee of the Bulldog trust and the Pitkin trust, irrevocable trusts established by Sam Wyly and Charles J. Wyly, Jr., respectively. The record holders are Tensas, Ltd. and Roaring Creek, Ltd., which are corporations wholly owned by such trusts. Sam Wyly and Charles J. Wyly, Jr. disclaim beneficial ownership of these shares.

     <F6> Does not include the right to receive an aggregate of about
          55,333 shares resulting from the expiration of certain stock options assumed by Xscribe in the Photomatrix merger.

            STOCK OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS
            ---------------------------------------------------
               The following table sets forth certain information as of September 6, 1996 regarding the ownership of Xscribe common stock by Directors and Executive Officers (excluding Jukka Norokorpi who resigned as a Director effective August 20, 1996):

     Name of Beneficial            Shares of        Percent of
     Owner or Group                Common Stock     Shares of
     ------------------            Beneficially     Common Stock
                                   Owned<F1>        Outstanding<F1>
                                   ------------     --------------
     Suren G. Dutia
       President, CEO and
       Chairman of the Board<F2>         227,400            4.35%

     Donald R. Miller, Director<F3>        7,500             <F*>

     Patrick W. Moore, Director<F4>       26,667             <F*>

     Bruce C. Myers
       Chief Operating Officer, Chief
       Financial Officer, Secretary<F5>  126,899            2.46%

     Ira H. Sharp, Director<F6>           28,333             <F*>

     John F. Staley, Director<F7>         40,333             <F*>

     Evan A. Wyly, Director<F8>           84,862            1.68%

     All directors and executive
     officers as a group<F9>             541,994            9.99%

     <F1> Includes and reflects the ownership by the named director or officer of shares of Common Stock subject to options exercisable within 60 days of September 6, 1996.

     <F2> Includes options to purchase 183,333 shares.

     <F3> Includes options to purchase 7,500 shares.

     <F4> Includes options to purchase 21,667 shares.

     <F5> Includes options to purchase 108,333 shares.

     <F6> Includes options to purchase 23,333 shares.

     <F7> Includes options to purchase 25,000 shares.

     <F8> Includes options to purchase 7,500 shares and excludes shares owned or beneficially owned by other family members.

     <F9> Includes options to purchase 376,666 shares.

     <F*> less than 1%

































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

     APPROVAL OF AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO EFFECT NAME CHANGE
     --------------------------------------------------------------
               The Company is asking shareholders to vote on a proposal to amend and restate the Company's Amended and Restated Articles of Incorporation (the Articles) in order to change the name of the Company from Xscribe Corporation to Photomatrix, Inc. The Board of Directors has unanimously approved such an amendment to and restatement of the Articles, and a complete copy of the proposed Amended and Restated Articles is attached to this Proxy Statement as Appendix A.

               The Company desires to change the name of the Company from Xscribe Corporation because the Company has sold its court reporting products business, because the name Xscribe has been historically associated primarily with that court reporting products business, and because the Company desires to differentiate its remaining businesses from the court reporting business. The Company desires to change the name of the Company to Photomatrix, Inc. in order to take advantage of the goodwill associated with the Photomatrix line of image capture products, and because the Company believes that the Photomatrix business offers the Company its best known opportunity for future growth. The Company desires to reposition its focus on products for growth markets, primarily on scanners and related image capture products for the imaging marketplace.

               If the proposed name change is adopted, the Company's scanner and image capture business will continue under the trade and corporate name Photomatrix Corporation, a wholly owned subsidiary of the Company, and the Company will use the name Photomatrix, Inc. in its communications with shareholders and the investment community. Also if the name change is adopted, it is anticipated that the Company's Common Stock will be traded under the symbol "PHRX."

               Upon consummation of the proposed name change, it will not be necessary to surrender Xscribe Corporation stock certificates. Instead, when certificates are presented for transfer, new certificates bearing the name Photomatrix, Inc. will be issued.

               If any action, suit, proceeding or claim has been instituted, made or threatened related to the proposed name change, which would make effectuation of the proposed name change inadvisable in the opinion of the Company's Board of Directors, or if there exists any other circumstance which would make effectuation of the proposed name change inadvisable in the opinion of the Company's Board of Directors, the proposal to amend and restate the Articles may be terminated by the Board of

     Directors either before or after approval of the name change by the shareholders.

               Approval of the amendment to and restatement of the Articles to effect the name change requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock entitled to vote.

               THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL TO AMEND AND RESTATE THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO EFFECT A CHANGE IN THE COMPANY'S NAME FROM XSCRIBE CORPORATION TO PHOTOMATRIX, INC.


                           SHAREHOLDER PROPOSALS
                           ---------------------
               Shareholders of the Company who intend to submit proposals to the Company's shareholders at the next Annual
     Meeting of Shareholders must submit such proposals to the Company by no later than February 28, 1997. Shareholder proposals should be submitted to Bruce C. Myers, Xscribe Corporation, 6285 Nancy Ridge Drive, San Diego, California 92121.

                               OTHER BUSINESS
                               --------------
               Xscribe knows of no other business to be submitted to the meeting. If any other business properly comes before the meeting or any adjournment thereof, the persons named as proxy holders on the enclosed proxy card intend to vote the shares represented in accordance with their best judgment in the interest of the Company.



                                        /s/ Bruce C. Myers

                                        BRUCE C. MYERS
                                        Secretary



     September 16, 1996
     San Diego, California

                                 P R O X Y

                            XSCRIBE CORPORATION
            6285 Nancy Ridge Drive, San Diego, California 92121
          THIS PROXY IS SOLICITED ON BEHALF OF BOARD OF DIRECTORS

                 The undersigned hereby appoints Suren G. Dutia and Bruce C. Myers, or either of them, with unlimited power of substitution, as Proxies to represent the undersigned at the Special Meeting of Shareholders of XSCRIBE CORPORATION, to be held on Monday, October 21, 1996, at 1:00 p.m., local time, at the Company's headquarters, 6285 Nancy Ridge Drive, San Diego, California, or at any adjournment or adjournments thereof, and to vote, as directed on the reverse side of this proxy card, all shares of common stock, which the undersigned would be entitled to vote if then personally present.

               In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     [X]  Please mark your vote as in this example.

     1. Approval of an Amendment to the Company's Amended and Restated Articles of Incorporation to Effect Change of Company Name to Photomatrix, Inc.

                FOR [  ]        AGAINST [  ]          ABSTAIN [  ]

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposal 1 except broker nonvotes will not be counted.

                              --------------------------------------
                                            Signature(s)
                              Date
                                   -----------------------------

                               -------------------------------------
                                            Signature of Stockholder

                              Please sign exactly as your name
                              appears above.  If stock is
                              registered in the name of two
                              persons, each should sign.
                              Executors, administrators,
                              trustee, guardian, attorneys,
                              and corporate officers should
                              show their full titles.

                                                            APPENDIX A

                              CERTIFICATE OF
                            AMENDED AND RESTATED
                        ARTICLES OF INCORPORATION OF
                            XSCRIBE CORPORATION,
                          a California corporation


               Suren G. Dutia and Bruce C. Myers certify that:

               1. They are the duly elected and acting President and Secretary, respectively, of the corporation named above.

               2. The Articles of Incorporation of the corporation shall be amended and restated in full to read as follows:

                                 ARTICLE I:

               The name of the corporation is Photomatrix, Inc..

                                ARTICLE II:

               The purpose of the corporation is to engage in any lawful activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California
     Corporation Code.

                                ARTICLE III:

               The name and complete business address and the state of the corporation's agent for service of process is Suren G. Dutia, 6285 Nancy Ridge Drive, San Diego, California 92121.

                                ARTICLE IV:

               The Corporation is authorized to issue two classes of shares of capital stock to be designated respectively Common Stock and Preferred Stock. The number of shares of Common Stock authorized is 30,000,000. The number of shares of Preferred Stock authorized is 3,173,275. The Preferred Stock may be issued in one or more series. The Board of Directors is authorized to fix the number of any such series of Preferred Stock and to determine the designation of any such series. The Board of Directors is further authorized to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease

     (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

                                 ARTICLE V:

               The liability of directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

                                ARTICLE VI:

               The Corporation is authorized to provide, whether by bylaw, agreement or otherwise, indemnification of agents (as defined in Section 317 of the General Corporation Law of California) in excess of that expressly permitted by said
     Section 317 for those agents of the Corporation for breach of duty to the Corporation and its stockholders; provided, however, that such provision may not provide for indemnification of any agent for any acts or omissions or transactions from which a director may not be relieved of liability as set forth in the exception to paragraph (10) of subdivision (a) of Section 204 of the General Corporation Law of California or as to circumstances in which indemnity is expressly prohibited by said Section 317.

                                ARTICLE VII:

               Any repeal or modification of Article V or Article VI by the stockholders of the Corporation shall not adversely affect any right or protection of an agent of the Corporation existing at the time of such repeal or modification.

               1. The foregoing Amended and Restated Articles and this Certificate have been approved by the Board of Directors of the Corporation.

               2. The foregoing Amended and Restated Articles was approved by the required vote of the shareholders of the corporation entitled to vote in accordance with Sections 902 and 903 of the California Corporation Code. The total number of outstanding shares of each class entitled to vote with respect to the foregoing Amended and Restated Articles was 5,049,891 shares of Common Stock; and the number of shares of Common Stock voting in favor of the foregoing Amended and Restated Articles equaled or exceeded the required majority vote of outstanding shares of Common Stock voting as a class. No shares of Preferred Stock were outstanding.









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
               WE FURTHER DECLARE under penalty of perjury and the laws of this State of California that the matter set forth in this Certificate are true and correct to the best of our knowledge.



     Dated: _________________, 1996



     By ______________________         By _________________________
        Suren G. Dutia,                   Bruce C. Myers,
        President                         Secretary









































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